Sidoti Micro-Cap Conference

November 16, 2023


29
12

Safe Harbor Statement

With the exception of historical information, the statements set forth in this presentation include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risk and uncertainties. The Company wishes to caution that a number of important factors could cause actual results to differ materially from those forward-looking statements. These and other factors could cause actual results to differ materially from those in any forward-looking statements which are discussed in this presentation. Please see Lakeland Industries' SEC filings on Forms 10-K and 10-Q for important information about the Company and related risks. The Company disclaims any obligation to update its forward-looking statements.

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), the Company uses the following non-GAAP financial measures: Adjusted EBITDA and Adjusted EBITDA Margin. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. The Company believes that they provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. The non-GAAP financial measures used by the Company in this presentation may be different from the methods used by other companies. For more information on the non-GAAP financial measures, please see the Reconciliation tables in this presentation.

Lakeland Overview (Nasdaq: LAKE)

What We Do

Global manufacturer of quality, cost-effective, and mission-critical personal protective clothing solutions that protect people at work and in their communities

Key Statistics

Revenue (FY2023)	$112.8 million
Market Cap.	~$107.9 million
Cash (7/31/2023)	~$24.3 million
Debt (7/31/2023)	~$0
Employees	~1,600
Locations	15 in 11 countries
Distribution	78 countries 74% of global population

Note: Lakeland's fiscal year end is January 31

FY2023 Full Year Revenue

GEOGRAPHY



43%
22%
11%
7%
10%
7%
USA
Asia
Other N.A.
Europe
Latin America
Other Foreign

PRODUCT LINE



49%
20%
13%
13%
5%
Disposables
Chemical
FR/AR Performance
Fire
High-Visibility

LAKE Investment Highlights

Positioned for Sustainable Growth Driven by Combination of Organic (Operational and Sales Initiatives) and Inorganic (M&A)

- Targeting high single digit revenue growth, driven by strong long term growth trends and product segment focus
- Focus on higher value-added products and segments with low price elasticity of demand
- Focus on strategic product and geography expansion through SSQ (small, strategic and quick) M&A strategy

Strategic Competitive and Manufacturing Advantages

- Highly leverageable cost structure including company-owned global manufacturing sites
- Diversified product offering and leader in product quality and customer service
- Superior lead times relative to competitors, particularly within high-value, non-disposable products
- Product differentiation and complexity of design in high-value, non-disposable products

Focused on Growing and Recession-Resistant Worker Safety Markets

- Fire and fire related markets, globally
- Utility related markets and clean room applications

Strong Financial Position

- Robust balance sheet and cash flow to fund organic/inorganic plans
- Low capital intensity business

Strong and Experienced Management Team

- Deep industry knowledge and expertise
- Strategic growth experience


LAKELAND

Sustainable Long-Term Growth Driven by Operational Enhancements

Growth and Performance Improvement Initiatives

1. Focus on new product development & shift in market focus
   - Higher margin segments:
     - Fire Service
     - Cleanroom suits for Big Pharma
     - Electric arc protective apparel for Utilities – High Performance Wear
2. Sales and marketing upgrades combined with global manufacturing footprint to drive above market growth
   - CRM capabilities to more efficiently track sales and marketing trends and opportunities
   - Development and expansion of key global distribution partners
   - Strategically positioned , company-owned global manufacturing
3. Opportunistic M&A to drive additional growth though tuck-in acquisitions:
   - SSQ – small, strategic and quick. Eagle Technical Products acquisition in December 2022 a good recent example of this strategy in practice.

2025-27 Targets

1. Mid-to high single digit revenue growth in core markets
   - Growth above market by 200-300 bps/year
   - SSQ (small, strategic and quick) M&A
2. Adjusted EBITDA margins in the high teens
   - Strong operating leverage to revenue growth
3. Continued strong free cash flow generation

Net Sales (in millions of dollars)



$200
$150
$100
$50
$-
FY'25-'27
FY'19
FY'20
FY'21
FY'22
FY'23
Target

Focus on High Value Applications

Leveraging core product strengths to increase penetration in High Value markets

Product Lines

FIRE



FR/AR PERFORMANCE



CHEMICAL



HIGH-VISIBILITY



DISPOSABLES



Applications

- Municipal Fire
- Volunteer Fire
- Search & Rescue
- Wild Land

- Energy
- Utilities
- Petrochemical
- Industrial

- Utilities
- Petrochemical
- Clean Room
- Healthcare
- Industrial

- Energy
- Utilities
- Transportation
- Construction
- Industrial

- Clean Room
- Energy
- Healthcare
- Abatement
- Industrial

● High Value Products

"High Value" references products that provide exceptional benefits to our customers and end users. When sourcing these products, customers actively solicit our engagement in the decision-making process.

Large Markets with Strong Tailwinds

Key Market Dynamics

INCREASING RELEVANCE OF SAFETY AND PPE

- Increased development and enforcement of safety and environmental standards globally
- Global acceptance of PPE increasing in wake of COVID-19 pandemic
- Lakeland products available in 78 countries

GROWING DEMAND FROM END-USER INDUSTRIES

- Global ESG movement is increasing focus on worker health and safety
- Further industrialization is leading to more complex processes and hazardous environments requiring additional protective solutions

ONGOING AND FUTURE TECHNOLOGICAL ADVANCEMENTS

- Continued advancements in non-woven fabrics (e.g., nanofibers) with improved properties and attributes
- "Smart PPE/Connected Worker" growth projected to be $1.9 billion from 2020 to 2024[1]
- Recent strategic investment to enter Connected Worker Market

~$6 Billion Total Addressable Market with a Mid-to-High-Single-Digit Growth Rate[2]






Sources:
1) IOSH Magazine, "Power Dressing for Smart PPE"
2) Allied Market Research, The Insight Partners, and Management Estimates

Lakeland's Competitive Advantages


1
Owned, global manufacturing base
2
Focused, Yet Diversified Product Portfolio
3
Scalable, asset-light business model
4
Geographically Diverse Sales Platform
5
Well-Capitalized and Healthy Balance Sheet

1 Provides us with the ability to rapidly scale-up production to meet emergency demand, shift production between locations to navigate the geopolitical landscape, and to maintain the highest levels of quality

2 We are one of only a few companies that are entirely focused on safety solutions, targeting mission-critical applications, while simultaneously offering our customers a diverse portfolio of products for each end-user's applications

3 Excellent free-cash-flow dynamics driven by a high degree of operating leverage and low capital requirements

4 Attractive opportunities for our strategic products in key, diverse markets – the addition of Eagle's products into our global sales channels, coupled with bringing the manufacture of Eagle products "in house" provides us immediate sales opportunities in all markets outside of North America

5 Available cash and credit facilities enable us to strategically pursue new organic and inorganic growth opportunities to increase shareholder value and further differentiate ourselves from competitors

Eagle Technical Products Acquisition[1] Enhances Lakeland's Product Portfolio and Expands Geographical Reach

Company Background and Product Portfolio

Headquarters	• Stockport, UK
Product Focus	• Firefighter Suits & Apparel (65% of FY22 revenues) • Industrial FR Apparel (35% of FY22 revenues)
Markets	• Europe, Africa, and Middle East
Distribution	• Utilizes UK-based, in-house design and manufacturing to prototype to customer specifications then leverages third-party manufacturing in Europe

Acquisition Highlights

- Complementary product lines to Lakeland's existing portfolio that greatly benefit Lakeland's differentiated product offering, particularly within fire service protective clothing
- Focus on product innovations and R&D expertise to compete and take market share
- Expands and diversifies Lakeland's customer base, most of which are on multi-year contracts
- Asset-light value chain provides potential in-sourcing synergy opportunities as well as access to new suppliers
- Bolsters Lakeland's sales presence and activities in EMEA and South America


eagle FR
32%
LIGHTER
THAN LEADING
ASSEMBLIES


eagle FR
FALCON
BLACK
FIRESUIT

1) Acquisition closed on December 2, 2022

FQ2 Key Takeaways

- ✓ Fiscal second quarter results included revenue growth in key geographic markets and product lines, including 202% growth in fire service.
- ✓ Adjusted EBITDA grew ~$1.7M versus Q2FY23 as higher gross profit more than offset higher SG&A.
- ✓ Eagle Technical Products delivered $0.9M of EBITDA with a 25.6% margin, increasing Lakeland's consolidated Adjusted EBITDA margin to 12.6%.
- ✓ Lakeland achieved profitability margins in line with the Company's three-to-five-year targets, including gross margin of 42.9%.
- ✓ Continued challenges in Asia, particularly China, partially offset strong growth in the US, Latin America, and Europe.



Appendix

Fiscal 2024 Second Quarter Financial Summary

	THREE MONTHS ENDED JULY 31,		
	2023	2022	Variance
Net sales	$33,071	$28,184	+17.3%
Gross Margin	42.9%	41.3%	+160bps
Adjusted EBITDA	$4,163	$2,532	+64.4%
Adjusted EBITDA Margin	12.6%	9.0%	+360bps
EPS	$0.33	$(0.11)	-

($000's Except Share Information)

Non-GAAP Reconciliation – Q2

	THREE MONTHS ENDED JULY 31,	
	2023	2022
Net Income to EBITDA		
Net income (loss)	$2,465	($870)
Interest	1	13
Taxes	1,199	2,610
Depreciation and amortization	589	354
EBITDA	$4,254	$2,107
EBITDA to Adjusted EBITDA (excluding non-cash expenses)		
EBITDA	$4,254	$2,107
Equity compensation	38	383
Other income (expense)	(66)	(42)
Eagle revaluation of earnout consideration	(685)	---
Employee separation expense	352	---
New Monterrey, Mexico facility start-up costs	138	---
Adjusted EBITDA	$4,163	$2,532

($000's Except Share Information)

Non-GAAP Reconciliation – Q2

	THREE MONTHS ENDED JULY 31,	
	2023	2022
Adjusted EBITDA Margin		
Adjusted EBITDA	$4,163	$2,532
Divided by net sales	$33,071	$28,184
Adjusted EBITDA Margin	12.6%	9.0%

($000's Except Share Information)

Lakeland®

Protect Your People®